                                                                   Exhibit 10.10

                        SETTLEMENT AND PURCHASE AGREEMENT

     This Settlement and Purchase Agreement ("Agreement"), dated and effective as of June 14, 2001, is by and between Cheniere Energy, Inc., a Delaware corporation ("Cheniere"), CXY Corporation, a Texas corporation ("CXY"), Crest Energy, L.L.C., a Texas limited liability company ("Crest Energy"), Crest Investment Company, a Texas corporation ("Crest") and Freeport LNG Terminal, LLC, a Delaware limited liability company ("Freeport"). Jamal Daniel ("Daniel") is a party hereto solely for purposes of becoming obligated to execute, deliver and adhere to, and becoming a beneficiary of the other parties' obligations to execute, deliver and adhere to the Release (as defined hereinafter) and Agreed Motion and Order (as defined hereinafter). For purposes of this Agreement, CXY means any and all direct and indirect affiliates, joint ventures, and subsidiaries of Cheniere and/or CXY that are involved in or became involved in the LNG business.

                                    RECITALS

     A. Cheniere, Crest and Daniel are parties to a lawsuit pending in the 189th District Court of Harris County, Texas, under Cause No. 2001-19586, styled Cheniere Energy Company, Inc. v. Crest Investment Company and Jamal Daniel (the "Lawsuit") and have agreed to settle the dispute which is the subject of the Lawsuit.

     B. As part of the settlement, Crest Energy has agreed to transfer to CXY its membership interests in Freeport and Cheniere has agreed to issue shares of its common stock to Crest and Cheniere and CXY have agreed to pay a royalty to Crest.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

     1.01 Purchase and Sale of Interests. Upon the terms, subject to the
          ------------------------------
conditions, and in reliance upon the representations, warranties and covenants set forth herein, Crest Energy agrees to sell, transfer and assign to CXY at the Closing (as defined below), and CXY agrees to purchase from Crest Energy at the Closing, the number of issued and outstanding membership interests in Freeport that represents all of the issued and outstanding membership interests in Freeport (such shares collectively referred to herein as the "Interests").

     1.02 Release and Dismissal. Cheniere, Crest and Daniel hereby agree to
          ---------------------
execute on the Closing Date (as defined below) (i) a Mutual Release and Settlement of All Claims substantially in the form of Exhibit A hereto (the
                                                      ---------
"Release") and (ii) an Agreed Motion for and Order of Dismissal of the Lawsuit With Prejudice as to its refiling substantially in the form of Exhibit B hereto
                                                               ---------
(the "Agreed Motion and Order").

     1.03 Consideration. In consideration of the settlement of the Lawsuit and
          -------------
of the sale, transfer and delivery of the Interests by Crest to CXY:

          (a) Following the Closing, Cheniere, CXY and Freeport, jointly and severally, agree to pay to Crest a royalty (the "Royalty") on the gross quantities of gas processed through LNG terminals owned by CXY, which Royalty shall be calculated in accordance with Exhibit C hereto. The Royalty shall be
                                       ---------
payable on the last business day of each calendar month immediately following the month during which such gas is processed, beginning with the month following the month during which gas is first processed on a commercial basis (the "First Production Month") by any LNG facility of CXY. The Royalty obligations of CXY and Freeport shall be subordinated to, but only to, third party senior project financing of CXY on the terms set forth on Exhibit D hereto. Cheniere, CXY and
                                           ---------
Freeport agree to refrain from creating or allowing to be created any lien, security interest or other encumbrance on any asset of CXY or Freeport for borrowed money that is senior to or pari passu with the Royalty obligation, exclusive of the senior project financing described in the preceding sentence. Crest shall have the right to audit Cheniere's and CXY's calculation of the Royalty and to test the equipment used to measure and record throughput at each LNG facility and any other equipment used to calculate the Royalty. Cheniere and CXY shall cooperate with Crest, Crest's independent auditor and their agents in performing any such audit and testing. The amount of the Royalty and the rate at which the Royalty is calculated shall be based on gross quantities of gas processed as described above and in Exhibit C; however, the obligation to pay
                                    ---------
the Royalty shall arise only upon and only to the extent that CXY or its affiliate receives consideration for such gas processed. Within fifteen days after the 12 month anniversary of the first day of the First Production Month (such twelve months collectively, the "First Production Year"), the parties will calculate the actual Royalty paid with respect to the First Production Year, and on every 12 month anniversary thereof (each an "Adjustment Date"), the actual Royalty paid for each subsequent twelve-month period (each a "Production Year"), the Royalty paid for such Production Year. In the event that the actual Royalty paid during the First Production Year or any subsequent Production Year is found to be less than Two Million Dollars ($2,000,000), Cheniere and CXY shall jointly pay to Crest, on the First Adjustment Date and each subsequent Adjustment Date, as applicable, in immediately available funds, an amount equal to Two Million Dollars ($2,000,000) less the actual Royalty paid for such First Production Year or subsequent Production Year, as applicable. Cheniere and CXY agree to cause the Royalty obligation created by this Agreement to be binding on any and all successors or assigns to their equity interests, whether by merger, stock purchase or otherwise, and on any and all successors, assigns, transferees or purchasers of assets constituting all or substantially all of the assets of any LNG facility, unless, at the time of each such transfer of assets, CXY has under contract at one or more LNG facilities it will retain, the right and obligation to process and receive tariff for processing at least One Billion Mcf of gas per day, for a period of at least 5 years following such transfer of assets. In the event that Cheniere and CXY retain ownership of any LNG facility, but propose to transfer any other LNG facility to an unrelated party, the parties hereto agree to negotiate with each other and with the proposed LNG facility transferee to divide the obligations to make minimum and maximum Royalty payments to Crest (as set forth on Exhibit C) based on the proposed division of the LNG facilities and
             ---------
the trailing twelve-month production and tariffs of such LNG facilities; provided, however, that the economic benefit to Crest of the divided Royalty obligations shall be no less favorable to Crest than those originally provided for hereunder, provided, further, that in the event that such parties are unable to agree upon the

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division of such minimum and maximum Royalty obligations, then Cheniere and CXY shall cause such transferee to assume the full Royalty obligations as in existence under this Agreement immediately prior to the closing of such proposed transfer; and

          (b) At the Closing, Cheniere shall issue in the name of Crest and deliver to Crest 500,000 shares (the "Closing Shares") of the common stock, par value $0.003, of Cheniere ("Cheniere Common Stock"); and

          (c) Within five business days after the occurrence, if ever, of an Issuance Event (as defined below), Cheniere shall deliver to Crest 750,000 shares (as adjusted in accordance with the terms hereof, the "Contingent Shares") of Cheniere Common Stock.

          The number of Contingent Shares deliverable by Cheniere shall be subject to adjustment as provided in Article VI hereof. The Closing Shares and
                                     ----------
Contingent Shares are referred to collectively herein as the "Share Consideration." As used herein, the term "Issuance Event" shall mean the receipt by CXY or its successor in interest to any LNG facility, its assign or its affiliate of a permit, in form and substance reasonably satisfactory to Cheniere, to immediately begin construction in the United States of a receiving terminal for liquefied natural gas.

1.04 Crest Registration Rights.
     -------------------------

          (a) Cheniere shall, as soon as reasonably practicable following the Closing, and in any event within 30 days following the date of issuance of each of the Closing Shares and Contingent Shares, file with the Securities and Exchange Commission ("Commission") and use its commercially reasonable best efforts to cause to become effective a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the resale of all of such shares and keep such registration statement effective for up to two years or, if earlier, until all of such shares have been disposed of by Crest. Cheniere shall (i) prepare and file with the Commission such amendments and supplements to each such registration statement and the prospectus used in connection with each such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in the immediately preceding sentence; (ii) furnish to Crest such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as Crest may reasonably request in order to facilitate the disposition of such shares; (iii) use its reasonable efforts to register and qualify the securities covered by each such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested; provided that Cheniere shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; (iv) notify Crest at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in each such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and use its reasonable efforts to, as promptly as practicable, amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material

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fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and (v) use reasonable efforts to cause such shares to be listed on each securities exchange on which similar securities issued by Cheniere are then listed and to be qualified for trading on each system on which securities issued by Cheniere are from time to time qualified.

          (b) In addition to the foregoing, at Closing, Cheniere and Crest shall enter into a Registration Rights Agreement in substantially the form of Exhibit
                                                                        -------
E hereto, proving for certain demand and piggyback registration rights.
-
     1.05 Right of First Refusal. In the event that on or before December 31,
          ----------------------
2021, CXY or any of its subsidiaries or affiliates conducting LNG business proposes to (i) obtain any equity financing or (ii) sell, transfer or assign all or substantially all of the assets constituting any LNG facility developed using the property that is the subject of the Lease Option, the right to provide such equity financing, in whole or in part, and the right to purchase such assets, as applicable, shall first be offered to Crest in accordance with this Section
                                                                    -------
1.05. Cheniere shall cause CXY to deliver a notice to Crest (the "Offer Notice")
----
containing a description of the proposed transaction and the terms thereof, including a description of the equity securities to be issued or a statement of the assets to be sold or transferred, as applicable, and a statement of the amount of consideration to be received by CXY therefor. At the same time as the delivery of the Offer Notice, Cheniere shall cause CXY to deliver to Crest an offer to sell the securities that are the subject of such equity financing or assets that are proposed to be sold to Crest on the same terms and conditions and for the same consideration as described in the Offer Notice. For a period of 30 business days after such offer is sent to Crest, Crest may, by notice to Cheniere or CXY accept the offer to acquire such securities, in whole or in part, or such assets as applicable. Such acceptance shall specify a proposed date for closing such purchase, which date shall not be later than 90 days from the date the offer described above is sent to Crest by CXY. In the event that Crest does not agree to provide any of the proposed equity financing or purchase such assets, CXY shall have the right to proceed with the equity financing with respect to the portion not so provided by Crest or asset sale, as applicable, on the terms specified in the Offer Notice; provided, however, that if CXY fails to consummate such equity financing or such asset sale within 180 days after the date of the Offer Notice or proposes to consummate such equity financing or asset sale on terms that differ in any material respect from the terms set forth in the Offer Notice, the right of first refusal contemplated by this Section
                                                                     -------
1.05 shall again be applicable.
----

     1.06 Advisory Board Seats. Cheniere shall permit Crest to appoint an
          --------------------
advisory member to its Board of Directors and CXY shall permit Crest to appoint up to two advisory members to its Board of Directors. Such advisory members shall receive notice of and be invited to be present at and participate in (i) all Board meetings and (ii) all meetings of the Executive Committee of the Board, as applicable, of such companies. Each such advisory member shall serve in an advisory role only and owe no fiduciary duty to Cheniere, CXY, their stakeholders, creditors, other stockholders or any of their affiliates.

     1.07 Cheniere and CXY agree to cause any and all of their direct and indirect, present and future affiliates, joint ventures and subsidiaries that are involved in the LNG business to assume and adopt the obligations of Cheniere and CXY under this Agreement.

                                   ARTICLE II

            REPRESENTATIONS AND WARRANTIES OF CREST ENERGY AND CREST

Except as disclosed on the Disclosure Schedule delivered to Cheniere by Crest Energy and Crest and attached hereto (the "Disclosure Schedule"), Crest Energy and Crest hereby jointly and severally represent and warrant to Cheniere as follows:

     2.01 Organization and Qualification, etc. Crest is a corporation duly
          -----------------------------------
organized, validly existing and in good standing under the laws of the State of Texas and has all requisite power and authority to own, lease and operate its assets and to carry on its business as it is now being conducted. Each of Crest Energy and Freeport are limited liability companies duly organized, validly existing and in good standing under the laws of the States of Texas and Delaware, respectively, and have all requisite power and authority to own, lease and operate their assets and to carry on their businesses as now being conducted. Each of Crest Energy, Crest and Freeport is duly qualified to do business in each jurisdiction in which qualification is required, except where its failure to be qualified would not have a material adverse effect on its operations or financial condition.

     2.02 Interests. The Interests constitute all of the issued and outstanding
          ---------
equity interests in Freeport. The Interests are validly issued and outstanding, fully paid and nonassessable. There are no options, warrants, calls, commitments or other rights of any kind obligating Freeport to issue, sell or otherwise transfer any membership or other equity interests. None of the Interests was issued in violation of the preemptive rights of any person.

     2.03 Ownership of Interests. Crest Energy owns all of the Interests, free
          ----------------------
and clear of all liens, options, charges, equities, encumbrances or claims of any kind. There is no restriction on transfer of the Interests from Crest Energy to CXY. Upon the delivery to CXY of an assignment of the Interests as contemplated by this Agreement, and without the consent or approval of any other party, good and valid title to such Interests will be vested in CXY free and clear of all liens, options, charges, equities, encumbrances and claims of any kind. Crest has not granted or agreed to grant and is not otherwise bound by any options, warrants, calls, commitments or other rights to purchase or otherwise acquire, or other obligations to issue, or other rights to convert any obligations into, any membership or other equity interests in Freeport, including the Interests.

     2.04 Investments. Freeport has no subsidiaries and has no advances to, or
          -----------
investments in, any securities of, or other equity interest in, any other corporation, partnership, business entity, joint venture, enterprise or organization, public or private.

     2.05 Absence of Undisclosed Liabilities. Except for the Lease Option (as
          ----------------------------------
defined below) and except to the extent expressly permitted by the terms of this Agreement, Freeport does not have any liabilities or obligations, whether asserted or unasserted, whether secured or unsecured, whether known or unknown, whether accrued or unaccrued, whether absolute or contingent, whether liquidated or unliquidated, whether due or to become due, and whether choate or inchoate or otherwise.

     2.06 Authority; Validity; Conflicts. This Agreement has been duly
          ------------------------------
authorized, executed and delivered by Crest Energy, Crest and Freeport and constitutes the valid and legally binding agreement and obligation of Crest Energy, Crest and Freeport, enforceable against Crest Energy, Crest and Freeport in accordance with its terms, except insofar as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. Upon execution and delivery of the agreements, certificates or other documents contemplated hereby to be executed and delivered by Crest Energy, Crest and Freeport, such agreements, certificates or documents will be enforceable against Crest Energy, Crest and Freeport in accordance with their respective terms, except insofar as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. The execution and delivery by Crest Energy, Crest and Freeport of this Agreement do not, and the execution and delivery by Crest Energy, Crest and Freeport of the agreements, certificates and other documents contemplated hereby and the consummation by Crest Energy and Crest of the transactions contemplated hereby will not, violate any provision of, the organizational documents of Crest Energy, Crest and/or Freeport or violate any provision of, create any conflict with, result in the acceleration of any obligation under or constitute a default under, any material loan agreement, indenture, lease, mortgage, financing statement, contract, instrument or any other commitment (or written) of any kind to which Crest Energy, Crest or Freeport is a party or by which any of the Interests or the assets of Crest Energy, Crest or Freeport is bound. Crest has provided Cheniere with a true and correct copy of the Certificate of Formation and Regulations of Freeport, which constitute the only organizational documents of Freeport.

     2.07 Assets. Freeport does not own any material assets other than the
          ------
Agreement for Lease Option dated March 23, 2001, between Freeport (as successor in interest to Crest) and the Brazos River Harbor Navigation District (the "Lease Option"). A true and correct copy of the Lease Option, including the Assignment of Agreement for Lease Option, has been delivered to Cheniere. Neither Crest nor Freeport has granted any lien, pledge or security interest in the Lease Option. In addition, neither Crest nor Freeport has assigned any of its right, title or interest in the Lease Option. Except as otherwise provided in this Section 2.07, Crest, Crest Energy and Freeport make no representations
        ------------
or warranties as to the Lease Option of any nature, including, without limitation, as to the validity or enforceability of the Lease Option.

     2.08 Brokers. None of Crest Energy, Crest or Freeport have engaged the
          -------
services of any broker or finder or incurred any liability for brokerage fees, finders' fees, agents' commissions or other forms of compensation in connection with the transactions set forth in this Agreement in a manner that will result in any liability on the part of Cheniere.

     2.09 Securities Law Matters.
          ----------------------

          (i) The issuance to Crest of the Share Consideration (collectively referred to in this Section as the "Securities") is intended to be exempt from registration under the Securities Act. Crest represents and warrants that it is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

          (ii) Crest is acquiring the Securities for its own account, for investment purposes only, and not with a view to the resale or distribution thereof, except pursuant to effective registrations or qualifications relating thereto under the Securities Act and applicable state securities or blue sky laws or pursuant to an exemption therefrom. Notwithstanding the foregoing, Cheniere acknowledges that the purpose of the registration statements referenced in Section 1.04 above will be to permit Crest to offer for sale in a public
   ------------
offering the Share Consideration after such registration statements become effective.

          (iii) Crest acknowledges that (A) the Securities have not been registered under the Securities Act or the securities laws of any state or other jurisdiction in reliance upon exemptions from such registration requirements for non-public offerings and (B) the Securities may not be sold, pledged or otherwise transferred except pursuant to effective registrations or an exemption relating thereto under the Securities Act and any applicable state securities laws.

          (iv) Crest hereby represents and warrants to, and covenants with, Cheniere, that Crest will not sell, assign or transfer all or any part of the Securities except (A) pursuant to an effective registration statement under the Securities Act, or (B) in a transaction that, in the opinion of independent counsel reasonably satisfactory to the parties, may be made without registration under Federal and any applicable state securities laws.

          (v) Crest has such knowledge and experience in financial and business matters so that it is capable of evaluating and has evaluated the relative merits and risks of investing in the Securities. At closing, Crest will have adequate means of providing for its current economic needs and contingencies, will have no need for liquidity in its investment in the Securities and will be able to bear financially the risks of such investment.

          (vi) Crest acknowledges that all documents, books and records that pertain to its investments in the Securities and that have been requested by Crest, if any, have been made available or delivered to Crest, to the extent Cheniere can provide such information without unreasonable effort or expense. Crest has had an opportunity to discuss Cheniere's business, management and financial affairs with Cheniere's management and to ask questions of and receive answers from Cheniere concerning the business (both current and proposed) of Cheniere. Crest acknowledges that all such questions, if any, have been answered to its full satisfaction and that Crest has received all information about Cheniere which Crest desires, including information which it deems necessary to verify the accuracy of information Cheniere has provided to Crest.

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF CHENIERE & CXY

     Cheniere and CXY jointly and severally represent and warrant to Crest and Crest Energy as follows:

     3.01 Organization. Cheniere is a corporation duly organized, validly
          ------------
existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its assets and to carry on its business as it is now being conducted. Cheniere is duly qualified to do business in each jurisdiction in which such qualification is required, except where its failure to be qualified would not have a material adverse effect on its operations or financial condition. CXY is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its assets and to carry on its business as it is now being conducted. CXY is duly qualified to do business in each jurisdiction in which such qualification is required, except where its failure to be qualified would not have a material adverse effect on its operations or financial condition.

     3.02 Authority; Validity; Conflicts. This Agreement has been duly
          ------------------------------
authorized, executed and delivered by each of Cheniere and CXY and constitutes the valid and legally binding agreement and obligation of each of Cheniere and CXY, enforceable against each in accordance with its terms, except insofar as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. Upon execution and delivery of the agreements, certificates or other documents contemplated hereby to be executed by Cheniere and/or CXY, such agreements, certificates or documents will be enforceable against Cheniere and/or CXY in accordance with their respective terms, except insofar as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. The execution and delivery by Cheniere and/or CXY of this Agreement does not, and the execution and delivery by Cheniere and/or CXY of the agreements, certificates and other documents contemplated hereby and the consummation by Cheniere and/or CXY of the transactions contemplated hereby will not, violate any provision of the organizational documents of Cheniere and/or CXY, or violate any provision of, or create any conflict with, or result in the acceleration of any obligation under, or constitute a default under, any material loan agreement, indenture, lease, mortgage, deed of trust, financing agreement, contract, instrument or any other material commitment or agreement to which Cheniere and/or CXY are subject.

     3.03 Capital Stock and Other Securities. Upon their issuance in accordance
          ----------------------------------
with the terms of this agreement the shares included in the Share Consideration will be validly issued and outstanding, fully paid and nonassessable. None of such shares will be issued in violation of the preemptive rights of any person. Upon the delivery to Crest of certificates representing the Share Consideration as contemplated by this Agreement, and without the consent or approval of any other party, good and marketable title to such shares shall be vested in Crest, free and clear of all liens, options, charges, equities, encumbrances and claims of any kind.

     3.04 Brokers. Cheniere has not engaged the services of any broker or finder
          -------
or incurred any liability for brokerage fees, finders' fees, agents' commissions or other forms of compensation in connection with the transactions set forth in this Agreement in a manner that will result in any liability on the part of Crest Energy, Crest or Freeport.

     3.05 SEC Documents. Cheniere has furnished Crest with a true and complete
          -------------
copy of all documents filed with the Commission since December 31, 2000. Such documents are all the documents that Cheniere has been required to file with the SEC since December 31, 2000. As of its filing date (and, with respect to any registration statement, the date on which it or any post-effective amendment was declared effective), each such document was in compliance, in all material respects, with the applicable requirements of the Securities Act and the Exchange Act, contained no untrue statement of a material fact and did not omit any statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Cheniere included in such documents complied, at the time of filing with the Commission (and, with respect to any registration statement, the time it was declared effective), as to form, in all material respects, with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, were prepared in accordance with U.S. Generally Accepted Accounting Principles applied on a consistent basis during the periods involved (subject, in the case of unaudited statements, to the omission of certain footnotes) and fairly present, in all material respects (subject, in the case of the unaudited statements, to normal, recurring year-end audit adjustments) the consolidated financial position of Cheniere and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations for the periods presented. Since March 31, 2001, there has not been any change in the business, assets, financial condition or results of operations of Cheniere or any of its subsidiaries, which in any case would have a material adverse effect on, or with respect to, Cheniere or CXY. Notwithstanding anything to the contrary herein, the foregoing sentences of this Section 3.05 shall not apply to information with
                                ------------
respect to selling stockholders or provided in the plan of distribution in any of Cheniere's registration statements on Form S-3 filed with the Commission.

                                   ARTICLE IV

                               CLOSING PROCEDURES

     The closing of the purchase and sale of the Interests and the other transactions contemplated hereby (the "Closing") shall take place on the date hereof (the "Closing Date") at such place as may be mutually agreed upon by the parties. At the Closing, (a) Cheniere shall deliver or cause to be delivered to Crest duly executed stock certificates evidencing the Closing Shares, the Release duly executed by Cheniere and the Agreed Motion and Order executed by Cheniere or its counsel, (b) Crest will deliver or cause to be delivered to Cheniere a duly executed assignment, in form and substance reasonably satisfactory to Cheniere, of the Interests, the Release duly executed by Crest and the Agreed Motion and Order duly executed by Crest or its counsel and (c) Daniel will deliver or cause to be delivered the Release duly executed by Daniel and the Agreed Motion and Order duly executed by Daniel or his counsel.

                                    ARTICLE V

                                 INDEMNIFICATION

     5.01 Indemnification by Crest Energy and Crest. Crest Energy and Crest,
          -----------------------------------------
jointly and severally, hereby agree to indemnify, defend and hold Cheniere, and its subsidiaries, affiliates, officers, directors, employees, shareholders and agents (collectively, the "Cheniere Indemnified Persons") harmless from and against any and all demands, suits, claims, actions or causes of action, assessments, losses, damage, liabilities, liens, settlements, penalties, and forfeitures, and reasonable costs and expenses incident thereto (including reasonable attorneys' fees) (collectively, the "Indemnity Losses"), asserted against or suffered or incurred, directly or indirectly, by any of the Cheniere Indemnified Persons and resulting from (a) any breach of any representation or warranty or covenant made by Crest Energy or Crest herein or in any certificate or writing furnished by Crest or Crest Energy pursuant to this Agreement or (b) the filing by Crest or any other person or entity acting by, through or for Crest of any lawsuit or other legal action asserting any claim or theory of recovery asserted by Crest in the Lawsuit or released in the Release against any of the Crest Indemnified Parties, in any forum.

     5.02 Indemnification by Cheniere and CXY. Cheniere and CXY hereby jointly
          -----------------------------------
and severally agree to indemnify, defend and hold Crest Energy, Crest and Daniel their respective subsidiaries, affiliates, officers, directors, employees, shareholders and agents (collectively, the "Crest Indemnified Persons") harmless from and against any and all Indemnity Losses asserted against or suffered or incurred, directly or indirectly, by any of the Crest Indemnified Persons and resulting from (a) any breach of any representation or warranty or covenant made by Cheniere or CXY herein or in any certificate or writing furnished by Cheniere or CXY pursuant to this Agreement; or (b) the filing by Cheniere or any other person or entity acting by, through or for Cheniere of any lawsuit or other legal action asserting any claim or theory of recovery asserted by Cheniere in the Lawsuit or released in the Release against any of the Crest Indemnified Parties, in any forum.

     5.03 Procedures Relating to Indemnification Among Parties. Following the
          ----------------------------------------------------
discovery of any facts or conditions which could reasonably be expected to give rise to an Indemnity Loss or Indemnity Losses for which indemnification under this Article V can be obtained, the party seeking indemnification under this
     ---------
Article V (the "Indemnified Party") shall, within thirty (30) days thereafter,
---------
provide written notice to the party from whom indemnification is sought (the "Indemnifying Party"), setting forth the facts and circumstances, in reasonable detail, relating to such Indemnity Loss or Indemnity Losses and the amount of Indemnity Loss or Indemnity Losses (or a non-binding, reasonable estimate thereof if the actual amount is not known or not capable of reasonable calculation) ("Indemnification Notice"). The failure to provide such notice to the Indemnifying Party in a timely manner shall not affect the underlying indemnity claim except to the extent that the Indemnifying Party is materially prejudiced thereby and except that, for purposes of Section 5.03, a notice
                                                    ------------
concerning the breach of a Surviving Representation must be delivered before such Surviving Representation terminates pursuant to Section 5.05.
                                                     ------------

     5.04 Procedures Relating to Indemnification for Third Party Claims.
          -------------------------------------------------------------

     In order for an Indemnified Party to be entitled to any indemnification provided for under this Agreement arising out of or involving a claim or demand made by any other person, firm, governmental authority or corporation (a "Third Party Claim"), the Indemnified Party must provide an Indemnification Notice to the Indemnifying Party relating to the Third Party Claim within thirty (30) days after receipt by such Indemnified Party of written notice of the Third Party Claim. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, within five (5) business days after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim. The failure to provide such notice or deliver such copies to the Indemnifying Party in a timely manner shall not affect the underlying indemnity claim except to the extent that the Indemnifying Party is materially prejudiced thereby.

     If a Third Party Claim is made against the Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, if the Indemnifying Party so chooses and acknowledges in writing its obligation to indemnify the Indemnified Party therefor, to assume the defense thereof with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party. Should the Indemnifying Party so elect to assume the defense of a Third Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof as long as the Indemnifying Party continues to defend actively and in good faith such claim. If the Indemnifying Party assumes such defense, then the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood, however, that the Indemnifying Party shall control such defense. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party during which the Indemnifying Party has not assumed the defense thereof. If the Indemnifying Party chooses to defend any Third Party Claim, the Indemnifying Party shall have the right to control the defense, compromise or settlement of such matter, and all the parties hereto shall cooperate in the defense or prosecution of such Third Party Claim, with the out-of-pocket expenses of all such cooperation requested by the Indemnifying Party, if any, to be borne by the Indemnifying Party. Notwithstanding the foregoing, the Indemnifying Party shall not compromise or settle any Third Party Claim without the consent of the Indemnified Party, unless such compromise or settlement involves only the payment of monetary damages by the Indemnifying Party and includes a full release of the Indemnified Party from all liability with respect to such Third Party Claim. If the Indemnifying Party, within a reasonable time after receipt of an Indemnification Notice relating to a Third Party Claim, chooses not to assume defense of a Third Party Claim or fails to defend such Third Party Claim actively and in good faith, the Indemnified Party will (upon further notice) have the right to undertake the defense, compromise or settlement of such Third Party Claim or consent to the entry of judgment with respect to such Third Party Claim, on behalf of, and for the account and risk of, the Indemnifying Party, and the Indemnifying Party shall have no right to challenge the Indemnifying Party's defense, compromise, settlement or consent to judgment.

     5.05 Survival. All covenants and agreements shall survive the Closing
          --------
without limitation. All representations and warranties made by the parties shall survive the Closing and shall thereafter terminate two years after the Closing Date except that the representations and warranties contained in Sections 2.02,
                                                                 -------------
2.03 and 3.03 hereof shall survive without limitation. It is specifically
----     ----
understood and agreed that any claim for indemnification under this Article V
                                                                    ---------
shall survive after such two-year period only if related to a claim for breach of a covenant or agreement or if a Claim Notice with respect to such claim is provided to the party to provide the indemnification before the end of such two-year period, except with respect to indemnification claims arising from alleged breaches of the representations and warranties contained in Sections
                                                                    --------
2.02, 2.03 and 3.03.
----  ----     ----

     5.06 No Election. In the absence of fraud, the indemnification rights
          -----------
provided in this Article V shall be the sole and exclusive remedy available to
                 ---------
each of the parties to this Agreement for any misrepresentation, breach of warranty or failure to fulfill any covenant or agreement contained herein.

                                   ARTICLE VI

                                  ANTI-DILUTION

     6.01 Anti-Dilution Provisions. Cheniere and Crest have agreed that the
          ------------------------
number of Contingent Shares shall be 750,000 based on a deemed value of such shares of $2.50 per share (the "Deemed Value"). The number of Contingent Shares issuable by Cheniere and the Deemed Value shall be subject to adjustment, as provided in this Article VI. Upon each adjustment of the Deemed Value, Cheniere
                 ---------
shall be obligated to issue, based on the Deemed Value resulting from such adjustment, the number of shares of Cheniere Common Stock obtained by multiplying the Deemed Value in effect immediately prior to such adjustment by the number of shares that would have been issuable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Deemed Value resulting from such adjustment.

     6.02 Adjustment of Deemed Value Upon Issuance of Cheniere Common Stock.
          ------------------------------------------------------------------

          (a) (i) If and whenever after the date hereof Cheniere shall issue or sell any Cheniere Common Stock for no consideration or for a consideration per share less than the Deemed Value, then, forthwith upon such issue or sale, the Deemed Value shall be reduced (but not increased, except as otherwise specifically provided in Section 6.02(b)(iii) hereof), to the price (calculated
                         -------------------
to the nearest one-ten thousandth of a cent) determined by dividing (x) an amount equal to the sum of (i) the aggregate number of shares of Cheniere Common Stock outstanding immediately prior to such issue or sale multiplied by then existing Deemed Value plus (ii) the consideration received by Cheniere upon such issue or sale by (y) the aggregate number of shares of Cheniere Common Stock outstanding immediately after such issue or sale.

          (ii) Notwithstanding the provisions of this Section 6.02 no adjustment
                                                      ------------
shall be made in the Deemed Value in the event that Cheniere issues, in one or more transactions, (i) Cheniere Common Stock or convertible securities upon exercise of any options issued to officers, directors or employees of Cheniere pursuant to a stock option plan or an employment, severance or consulting agreement as now or hereafter in effect, in each case approved by the Board of Directors (provided that the aggregate number of shares of Cheniere Common Stock which may be issuable, including options issued prior to the date hereof, under all such employee plans and agreements shall at no time exceed the number that is twice the number of such shares of Cheniere Common Stock that are issuable under currently effective employee plans and agreements); (ii) Cheniere Common Stock upon exercise of any stock purchase warrant or option (other than the option referred to in clause (i) above) or other convertible security outstanding on the date hereof; or (iii) Cheniere Common Stock issued as consideration in, or in connection with, acquisitions by Cheniere. In addition, for purposes of calculating any adjustment of the Deemed Value as provided in this Section 6.02(a), all of the shares of Cheniere Common Stock issuable
     ---------------
pursuant to any of the foregoing shall be assumed to be outstanding prior to the event causing such adjustment to be made.

          (b) For purposes of this Section 6.02, the following Sections
                                   ------------                ---------
6.02(b)(i) to 6.02(b)(v) inclusive, shall be applicable:
----------    ----------

          (i) Issuance of Convertible Securities, Rights or Options. In case at
              -----------------------------------------------------
any time after the date hereof Cheniere shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Cheniere Common Stock of any stock or securities convertible into or exchangeable for Cheniere Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which shares of Cheniere Common Stock are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (A) the total amount, if any, received or receivable by Cheniere as consideration for granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to Cheniere upon the exercise of such rights or options, or plus, in the case of such rights or options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Cheniere Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Deemed Value in effect as of the date of granting such rights or options, then the total maximum number of shares of Cheniere Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding as of the date of the granting of such rights or options and to have been issued for such price per share, with the effect on the Deemed Value specified in Section 6.02(a) hereof.
                                                        ---------------
Except as provided in Section 6.02(b) hereof, no further adjustment of the
                      --------------
Deemed Value shall be made upon the actual issuance of such Cheniere Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issuance of such Cheniere Common Stock upon conversion or exchange of such Convertible Securities.

          (ii) Change in Option Price or Conversion Rate. Upon the happening of
               -----------------------------------------
any of the following events, namely, if the purchase price provided for in any Convertible Security, right or option referred to in Section 6.02(b), the
                                                     ---------------
additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 6.02(b), or the rate at which any
                                      ---------------
Convertible Securities referred to in Section 6.02(b), are convertible into or
                                      ---------------
exchangeable for Cheniere Common Stock shall change (other than under or by reason of provisions designed to protect against dilution), the Deemed Value then in effect hereunder shall forthwith be readjusted (increased or decreased, as the case may be) to the Deemed Value that would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such option or right referred to in Section 6.02(b), or on the
                                                      ---------------
termination of any such right to convert or exchange any such Convertible Securities referred to in Section 6.02(b), the Deemed Value then in effect
                          ---------------
hereunder shall forthwith be readjusted (increased or deceased, as the case may
be) to the Deemed Value that would have been in effect at the time of such expiration or termination had such right, option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been granted, issued or sold, and the Cheniere Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in Section 6.02(b) or the rate at which any Convertible Securities
                ---------------
referred to in Section 6.02(b) reduced at any time under or by reason of
               ---------------
provisions with respect thereto designed to protect against dilution, then in case of the delivery of Cheniere Common Stock upon the exercise of any such right or option or upon conversation or exchange of any such Convertible Securities, the Deemed Value then in effect hereunder shall, if not already adjusted, forthwith be adjusted to such amount as would have obtained had such right, option or Convertible Securities never been issued as to such Cheniere Common Stock and had adjustments been made upon the issuance of the Cheniere Common Stock delivered as aforesaid, but only if as a result of such adjustment the Deemed Value then in effect hereunder is thereby reduced.

          (iii) Consideration for Stock. In case at any time Cheniere Common
                -----------------------
Stock or Convertible Securities or any rights or options to purchase any such Cheniere Common Stock or Convertible Securities shall be issued or sold for cash, the consideration therefor shall be deemed to be the amount received by Cheniere therefor. In case at any time any Cheniere Common Stock, Convertible Securities or any rights or options to purchase any such Cheniere Common Stock or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by Cheniere shall be deemed to be the fair value of such consideration, determined reasonably and in good faith by the Board of Directors of Cheniere. In case at any tine any Cheniere Common Stock, Convertible Securities or any rights or options to purchase any Cheniere Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which Cheniere is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of Cheniere, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may determine to be attributable to such Cheniere Common Stock, Convertible Securities, rights or options as the case may be. In case at any time any rights or options to purchase any shares of Cheniere Common Stock or Convertible Securities shall be issued in connection with the issuance and sale of other securities of Cheniere, together consisting of one integral transaction in which no consideration is allocated to such rights or options by the parties, such rights or options hall be deemed to have been issued with consideration.

          (iv) Record Date. In the case Cheniere shall take a record of the
               -----------
holders of Cheniere Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Cheniere Common Stock or Convertible Securities, or (ii) to subscribe for or purchase Cheniere Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the Cheniere Common Stock or Convertible Securities deemed to have been issued or sold as a result of the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (v) Treasury Shares. The number of shares of Cheniere Common Stock
              ---------------
outstanding at any given time shall not include shares owned directly by Cheniere in treasury, and the disposition of any such shares shall be considered an issuance or sale of Cheniere Common Stock for the purpose of this Section
                                                                     -------
6.02.
----

     6.03 Stock Dividends. In case Cheniere shall declare a dividend or make any
          ---------------
other distribution upon any shares of Cheniere, payable in Cheniere Common Stock or Convertible

Securities, any Cheniere Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

     6.04 Stock Splits and Reverse Splits. In the event that Cheniere shall at
          -------------------------------
any time subdivide its outstanding shares of Cheniere Common Stock into a greater number of shares, the Deemed Value in effect immediately prior to such combination shall be proportionately decreased and the number of Contingent Shares issuable immediately prior to such combination shall be proportionately increased, and conversely, in the event that the outstanding shares of Cheniere Common Stock shall at any time be combined into a smaller number of shares, the Deemed Value in effect immediately prior to such combination shall be proportionately increased and the number of Contingent Shares issuable immediately prior to such combination shall be proportionately reduced. Except as provided in this Section 6.04, no adjustment in the Deemed Value and no.
                    ------------
change in the number of Contingent Shares issuable shall be made under this
Article VI as a result of or by reason of any such subdivision or combination.
----------

     6.05 Reorganizations and Asset Sales. If any capital reorganization or
          -------------------------------
reclassification of the capital stock of Cheniere, or any consolidation, merger or share exchange of Cheniere with another person, or the sale, transfer or other disposition of all or substantially all of its assets to another person shall be effected in such a way that a holder of Cheniere Common Stock of Cheniere shall be entitled to receive capital stock, securities or assets with respect to or in exchange for their shares, then the following provisions shall apply:

          (a) As a condition of such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer or other disposition (except as otherwise provided below in this Section 6.05), lawful and adequate
                                            ------------
provisions shall be made whereby Crest shall thereafter have the right to receive upon the terms and conditions specified in this Agreement and in lieu of the Contingent Shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Cheniere Common Stock equal to the number of Contingent Shares immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, share exchange or sale not taken place, and in any such case appropriate provision reasonably satisfactory to Crest shall be made with respect to the rights and interests of Crest to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Deemed Value and of the number of Contingent Shares receivable upon the exercise) shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets thereafter deliverable upon the occurrence of an Issuance Event.

          (b) In the event of a merger, share exchange or consolidation of Cheniere with or into another person as a result of which a number of shares of common stock or its equivalent of the successor person greater or lesser than the number of shares of Cheniere Common Stock outstanding immediately prior to such merger, share exchange or consolidation are issuable to holders of Cheniere Common Stock, then the Deemed Value in effect immediately prior to such merger, share exchange or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Cheniere Common Stock.

          (c) Cheniere shall not effect any such consolidation, merger, share exchange, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor person (if other than Cheniere) resulting from such consolidation, share exchange or merger or the person purchasing or otherwise acquiring such assets shall have assumed by written instrument executed and mailed or delivered to Crest the obligation to deliver to Crest such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, Crest may be entitled to receive.

     6.06 Adjustment for Asset Distribution. If Cheniere declares a dividend or
          ---------------------------------
other distribution payable to all holders of shares of Cheniere Common Stock in evidence of indebtedness of Cheniere or other assets of Cheniere (including, cash (other than regular cash dividends declared by the Board of Directors), capital stock (other than Cheniere Common Stock, Convertible Securities or options or rights thereto) or other property), the Deemed Value in effect immediately prior to such declaration of such dividend or other distribution shall be reduced by an amount equal to the amount of such dividend or distribution payable per share of Cheniere Common Stock, in the case of a cash dividend or distribution, or by the fair value of such dividend or distribution per share of Cheniere Common Stock (as reasonably determined in good faith by the Board of Directors of Cheniere), in the case of any other dividend or distribution. Such reduction shall be made whenever any such dividend or distribution is made and shall be effective as of the date as of which a record is taken for purpose of such dividend or distribution or, if a record is not taken, the date as of which holders of record of Cheniere Common Stock entitled to such dividend or distribution are determined.

     6.07 De Minimus Adjustments. No adjustments in the number of shares of
          ----------------------
Cheniere Common Stock issuable hereunder shall be required unless such adjustment would require an increase or decrease of at least one share of Cheniere Common Stock issuable upon the occurrence of an Issuance Event and no adjustment in the Deemed Value shall be required unless such adjustment would require an increase or decrease of at least $0.01 in the Deemed Value; provided, however, that any adjustments which by reason of this Section 6.07 are not
                                                      ------------
required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share or nearest one hundredth of a dollar, as applicable.

     6.08 Expiration. Crest's rights to antidilution protection under this
          ----------
Article VI shall expire on the latter of (i) the date of the Issuance Event and
(ii) the date that is the fifth anniversary of the Closing Date.

                                   ARTICLE VII

                                  MISCELLANEOUS

     7.01 Expenses. Except as otherwise specifically provided in this Agreement,
          --------
each party hereto shall bear its own expenses incurred incident to the negotiation and preparation of this Agreement and the sale of the Interests hereunder, including fees of counsel, accountants and other advisors.

     7.02 Parties Bound. Except to the extent otherwise expressly provided
          -------------
herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, administrators, guardians, successors and assigns; and no other person shall have any right, benefit or obligation hereunder.

     7.03 Notices. Any notice, request, instruction or other document to be
          -------
given hereunder by any party to another shall be in writing, and delivered personally or mailed by certified or registered mail, postage prepaid, at the following addresses (or at such other address for a party or shall be specified by like notice):

     If to Cheniere, addressed to:

          Cheniere Energy, Inc.
          333 Clay Street, Suite 3400
          Houston, Texas 77002
          Attention:  Charles M. Reimer

     With a copy (which shall not constitute notice) to:

          Mayor, Day, Caldwell & Keeton, L.L.P.
          700 Louisiana, Suite 1900
          Houston, Texas 77002
          Attention:  Dillon J. Ferguson

     If to CXY:

          CXY Corporation
          333 Clay Street, Suite 3400
          Houston, Texas  77002
          Attention:  Charles M. Reimer

     With a copy (which shall not constitute notice) to:

          Mayor, Day, Caldwell & Keeton, L.L.P.
          700 Louisiana, Suite 1900
          Houston, Texas 77002
          Attention:  Dillon J. Ferguson

     If to Crest Energy, addressed to:

          Crest Energy, L.L.C.
          600 Travis, Suite 6800
          Houston, Texas  77002
          Attention:  Joseph Peacock

     With a copy (which shall not constitute notice) to:

          Locke Liddell & Sapp LLP
          600 Travis Street, Suite 3400
          Houston, Texas 77002
          Attention: Marcus A. Watts

     If to Crest, addressed to:

          Crest Energy, L.L.C.
          600 Travis, Suite 6800
          Houston, Texas  77002
          Attention:  Joseph Peacock

     With a copy (which shall not constitute notice) to:

          Locke Liddell & Sapp LLP
          600 Travis Street, Suite 3400
          Houston, Texas 77002
          Attention: Marcus A. Watts

     If to Daniel, addressed to:

          Jamal Daniel
          Crest Energy, L.L.C.
          600 Travis, Suite 6800
          Houston, Texas  77002

     7.04 CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED, AND THE
          -------------
RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICT OF LAWS THEREOF, EXCEPT WITH RESPECT TO MATTERS OF LAW CONCERNING THE INTERNAL AFFAIRS OF ANY CORPORATE ENTITY WHICH IS A PARTY TO OR THE SUBJECT OF THIS AGREEMENT, AND AS TO THOSE MATTERS THE LAW OF THE STATE OF INCORPORATION OR ORGANIZATION OF THE RESPECTIVE ENTITY SHALL GOVERN. VENUE FOR ALL DISPUTES ARISING UNDER THIS AGREEMENT SHALL BE HARRIS COUNTY, TEXAS.

     7.05 Entire Agreement: Amendments and Waivers. This Agreement, together
          ----------------------------------------
with all exhibits and schedules hereto, constitutes the entire Agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth specifically herein or contemplated hereby. No supplement, modification or waiver of this Agreement shall be binding unless it shall be specifically designated to be a supplement, modification or waiver of this Agreement and shall be executed in writing by each party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     7.06 Assignment. This Agreement may not be assigned by operation of law or
          ----------
otherwise; provided, however, that each of Crest Energy, Crest and Cheniere shall have the right to assign its rights under this Agreement, at any time upon written notice to the other, to any person or entity controlling, controlled by or under common control with the assigning party, provided that the assigning party remains fully liable for its obligations hereunder and that the assignee assumes all of the assigning party's obligations hereunder.

     7.07 Further Assurances. From time to time hereafter and without further
          ------------------
consideration, the parties shall execute and deliver such additional or further instruments of conveyance, assignment and transfer and take such actions as any party may reasonably request in order to more effectively convey and transfer to CXY the Interests deliverable to CXY or the Share Consideration deliverable to Crest hereunder or as shall be reasonably necessary or appropriate in connection with the carrying out of the obligations of the parties hereunder or the purposes of this Agreement.

     7.08 Multiple Counterparts. This Agreement may be executed in one or more
          ---------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.09 Headings. The headings of the several articles and sections herein are
          --------
inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     7.10 Severability. Each article, section, subsection and lesser section of
          ------------
this Agreement constitutes a separate and distinct undertaking, covenant or provision hereof. In the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.

                                        CHENIERE ENERGY, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        CXY


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        CREST INVESTMENT COMPANY


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        CREST ENERGY, L.L.C.


                                        By:
                                           -------------------------------------
                                                 Dee S. Osborne, Manager


                                        FREEPORT LNG, LLC


                                        By:
                                           -------------------------------------
                                                 Dee S. Osborne, Manager


                                        -------------------------------------
                                        JAMAL DANIEL, Individually